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November 4, 2015 1

Ethan Allen Investor Presentation Executive Summary ICONIC BRAND – We differentiate ourselves from our competitors by leveraging our strong brand equity in creative and compelling ways that remind consumers of our tremendous range of home furnishing products, professional interior designer services, extraordinary craftsmanship, and extensive custom options. INTEGRATED VERTICAL MODEL, POSITIONED TO GROW – Since the Great Recession, the Company has refined its vertical structure with: an expanded North American manufacturing and logistics footprint; a strengthened retail network of 144 company-operated and 155 independently operated Design Centers; additional investments in technology, including improvements to our website; and through the accelerated introduction of new product offerings. THE IMPACT OF REINVENTION – As an 82-year-young company, we understand that reinvention and remaining relevant go hand in hand with long-term thinking and value creation. Short term, building two new plants and then changing 70% of our products in a short period of time has impacted our top-line growth and valuation; however, our rapid repositioning allows us increased opportunity to accelerate growth and enhance long-term shareholder value. STRONG OPERATING PERFORMANCE – Although our major transformation strategy is underway, we have been maintaining our leading operational performance. Ethan Allen has a long, consistent record of applying its excess cash flow to provide regular dividends, special dividends, and capital returns through share repurchases. STRONG CORPORATE GOVERNANCE / THE RIGHT BOARD AND MANAGEMENT – Strong corporate governance is good for our profitability, our talented and committed team, and our stockholders. As a group, we embrace our Leadership Principles, which define our commitment to excellence. They are points of the compass that guide us to achieve our full potential, both as individuals within the company and as stewards in the industry and for our stockholders. Shepherding the Company through change requires a strong Board and Management Team that understands our vertically integrated business and growth trajectory. In addition, our CEO is the Company's largest stockholder, and his interests are completely aligned with all other stockholders. 2

Ethan Allen Investor Presentation  Company Overview Transformation Strategies – Positioned to Grow Strong Financial Profile Review of Financial Opportunities Effective Corporate Governance Setting the Record Straight Summary Conclusions 3

Company Overview Ethan Allen (NYSE:ETH) is a vertically integrated, leading interior design company and a manufacturer, wholesaler, and retailer of quality home furnishings. • The Company offers complimentary interior design service to its clients and sells a full range of furniture products and decorative accessories through ethanallen.com and an international network of Design Centers. Approximately 80% of furniture products sold by Ethan Allen are customized to match clients’ unique preferences, from upholstery fabrics and trims to hand-applied gilding on select furniture styles. Management believes it offers its client base a unique combination of professional interior design services, customizable product offerings, superior quality, and attractive price points that are unique in the industry, all to the benefit of the Company’s stakeholders, suppliers, employees, and stockholders. • • 4 300 Design Centers: 145 Company-owned & 155 Licensees 1,500 Interior Designers in North America 5,000+ Interior Design Affiliates 8 Manufacturing Plants 2 National Distribution Centers 29 Retail Home Delivery Service Centers FINANCIAL HIGHLIGHTS Statement of Operations Data NET SALES GROSS PROFIT OPERATING INCOME NET INCOME Per Share Data NET INCOME PER DILUTED SHARE DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Balance Sheet Data CASH AND SECURITIES (A) WORKING CAPITAL CURRENT RATIO TOTAL ASSETS TOTAL DEBT, INCLUDING CAPITAL LEASE OBLIGATIONS SHAREHOLDERS’ EQUITY DEBT AS % OF EQUITY DEBT AS % OF CAPITAL Cash Returned to Shareholders DIVIDENDS PAID COST OF SHARES REPURCHASED NUMBER OF SHARES REPURCHASED 2015 2014 2013 2012 2011 $754,600 $411,163 $65,934 $37,142 $746,659 $729,083 $729,373 $678,960 $406,496 $398,349 $390,288 $349,460 $69,636 $60,437 $49,697 $31,933 $42,931 $32,478 $49,694 $29,250 $1.27 29,182 $1.47 $1.11 $1.71 $1.01 29,276 29,239 29,109 28,966 $86,390 $129,705 1.92 to 1 $607,308 $77,568 $370,258 20.9% 17.3% $135,836 $103,563 $104,142 $107,819 $169,582 $127,631 $131,715 $113,912 2.25 to 1 1.96 to 1 1.87 to 1 1.74 to 1 $654,434 $617,285 $644,788 $628,325 $130,912 $131,289 $154,500 $165,032 367,215 334,150 321,668 281,687 35.6% 39.3% 48.0% 58.6% 26.3% 28.2% 32.4% 36.9% $13,348 $16,470 645,831 $11,297 $22,220 $8,062 $5,754 — — $1,350 $2,787 — — 79,293 204,286 Amounts in thousands, except share data. Fiscal years ended June 30. (A) Includes cash and cash equivalents, marketable securities, and restricted cash and investments.

RESULTS FOR FY2016 FIRST QUARTER ENDED SEPTEMBER 30, 2015 • • Sales of $190.4 million. Previous year $190.7 million Total cash and securities of $94.8 million compared to $86.4 million at prior fiscal year end Paid dividends of $4.0 million, an increase of 38% over the prior year quarter Gross margin of 55.0% in both current and prior year periods GAAP & adjusted operating income of $20.9 million, 11.0% of sales; Previous year GAAP operating income $20.5 million, 10.7% of sales; adjusted operating income $21.9 million, 11.5% of sales GAAP and adjusted earnings per diluted share (EPS) of $0.46; Previous year GAAP EPS of $0.41, adjusted EPS $0.44 Retail comparable written orders decrease by 9.8% and total written orders decrease by 9.3% EBITDA $25.7 million, 13.5% of sales; previous year EBITDA $25.2 million, 13.2% of sales; adjusted EBITDA $26.6 million, 14.0% of sales • • • • • • 5

October 2015 Written Orders • Total written orders in Company’s Retail Division for the month of October increased 33.9% and comparable written orders increased 32.3%, compared to the previous year October Record written orders for the month of October 2015 exceeds strong written prior year month of October, and exceeded any prior October October written orders reflect: • • – The ability to write orders at rate in excess of $1 billion with the strength and reach of the Ethan Allen interior design network; 1,500 in-house interior design associates operating from our 200 Design Centers in North America, of which 144 are operated by the Company – The strength of the Company’s marketing programs; September direct mail included a strong 76-page magazine and October and November magazines were 100-pages mailed to wider demographic base The strength of our website and digital marketing in getting our message out. The October monthly sales driver was our in-store only ‘Start Something Beautiful’ event for the last two weeks of the month and featured 30% off any single item. This extra 10% or 15% off the current sale pricing was advertised only through our website and digital email marketing generating strong sales and traffic to the design centers – 6

Home Furnishings Industry Overview • Home Furnishing market is a stable and growing $200+ billion industry, expected to grow at a compounded annual growth rate 4.6% through 2021 Key drivers include: consumers’ spending and return to housing market, increasing housing churn, increasing home prices and improving jobs growth • $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 12.0% 10.0% $133 $128 $122 8.0% 6.0% 4.0% 2.0% 0.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Plunkett Research 31.9% 30.7% 28.6% 600 500 400 300 200 100 0 26.8%27.4% 27.6% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% (5.0%) (10.0%) (15.0%) 18.1% Source: U.S. Census Bureau Source: HFN, U.S. Census Bureau, and J.P. Morgan estimates 7 24.0% 19.9%19.5%16.8% 10.5% 6.3%7.2%6.3% 1.9% 1.3% 3.6%0.9%0.7% (5.0%) (8.7%()9.1%)(11.9%) 18.3% 16.2%13.8%15.0%12.2% 13 .1 % New home sales (000s) and YOY change 9.7% $139$145 $106$111$116 4.3% 4.3% 4.2% $87$89$97$1014.8%5.0%5.0%4.6% 4.1% 4.3% 1.3% 1.8% Home Furnish Finugsrn Miaturkreet ,($ Hinobmilleion Fsu) rnishing and Housewares Stores market ($bn) and growth rate

Transformation Strategies The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Enhance competitive differentiation - - Emphasize product customization and North American artisanship Maintain our vertically integrated model versus switching to an importer and more commodity based selling model. Rebuild our manufacturing – Expand within North America by building new manufacturing in Mexico and Honduras - A Five-Year Task Design, manufacture and launch new product programs - - • Refresh and expand our product offerings to appeal to a broad customer base - Classic designs with a modern attitude to maintain unique product positioned at the mid to upper level of the market. Appeal to a broad demographic base in terms of style and fashion Expanding into additional product categories with focus on reaching children and millennials Develop new merchandising programs that effectively utilize our rebuilt manufacturing capabilities - - - 8

Transformation Strategies The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Develop a more effective and targeted retail network - Renovate, relocate and add new design centers to increase traffic and enhance the projection of the brand Remodel/renovate design centers to accommodate the new products Reposition retail footprint from legacy locations to lifestyle centers Accelerate International expansion through licensees Continued strengthening of our interior design associates - - - - • Aggressively expand and increase our marketing efforts once products and design centers are refreshed and capacity is in place to support growth - Increase advertising and promotions to increase traffic 9

Transformation Strategies The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Expand digital commerce to reach wider demographic - - Move to new cloud platform for website Update Website to serve dual purpose o Inspirational to drive traffic to Design Centers and our 1,500 Interior Designers o More effective Ecommerce platform Implement on-line merchandising strategy and expand digital marketing to increase on-line business - • Strengthen financial structure - - Stabilize and maintain tight fiscal controls during transformation Utilize Company’s financial strength and operating leverage to enhance shareholder returns through dividends and share repurchases 10

Vertically Integrated Business Model Requires a Strong and Diversified Board and Management Team Case Goods DESIGN CENTERS Accents Product Sourcing Suppliers Vertically integrated structure from design to delivery provides a superior customer experience: relevant product design, consistent quality, control of the buying experience, and tight financial and operating controls 11 NATIONAL DISTRIBUTION NORTH AMERICAN Manufacturing Export Operations NORTH AMERICAN Upholstery Manufacturing CONSUMER COMPANY-OPERATED Import Operations ethanallen.com Ecommerce eMarketing NORTH AMERICAN Manufacturing Trucking Fleet & Dedicated Freight Shipments LICENSEE HOME DELIVERY SERVICE CENTERS INTERNATIONAL UPS Order Fulfillment COMPANY-OPERATED HOME DELIVERY SERVICE CENTERS Raw Materials LICENSEE DESIGN CENTERS TECHNOLOGY ADMINISTRATION ADVERTISING COMMUNICATIONS MERCHANDISING PRODUCT DESIGN

Strengthened Vertically Integrated Structure From Design through Delivery Case Goods Manufacturing - Upholstery Manufacturing - Accents Manufacturing Offshore Sourcing - Logistics • • 70% of furniture products manufactured by Ethan Allen 80% of furniture products are custom made-to-order and can be delivered to the customer within 4-6 weeks 20% of furniture products are available for immediate delivery and additional in-stock products being added for expanding ecommerce channel Our competitors primarily operate a commodity-oriented, high-inventory offshore import model The Company exports North American manufactured products to our Chinese retail outlets • • • In the midst of the Great Recession, when many furniture manufacturers went bankrupt, closed their American manufacturing or ramped up importing standardized product from offshore, the Company made the strategic decision to maintain our differentiated North American vertically integrated, customized competitive model. Our operating structure means we can offer our clients customized products, while maintaining relatively low inventories and average shipment time from our plants of approximately 4 weeks. 12 Manufacturing & Sourcing

Strengthened Vertically Integrated Structure from Design through Delivery Manufacturing and Logistics Footprint Own and operate 8 manufacturing facilities in the U.S. (6), Mexico (1), and Honduras (1) Manufacture and/or assemble approximately 70% of our furniture products in our own North American plants Uniform manufacturing standard focused on environmental and social responsibility Full control of product from manufacturing facilities to end user via: 2 distribution centers strategically located on the East Coast and in the Midwest 29 retail Service Centers located across the country Manufacturing locations Retail warehouse service center Distribution center North American Manufacturing=Competitive Advantage Custom made-to-order products shipped from our plants in about 4 weeks. 13 Manufacturing & Sourcing

Quality Craftsmanship: A Cornerstone of the Brand • • • • • Much of our furniture is built by hand, one piece at a time, in our own North American workshops Most frames are hand-assembled and stitching is guided by hand We select international partners as committed to quality as we are All case goods frames are made with premium lumber and veneers Best-in-class construction techniques, including mortise and tenon joinery and four-corner glued dovetail joinery on drawers Commitment to high construction standards 14 Manufacturing & Sourcing

Expanded and Repositioned Retail North American Design Centers Network • In the past 5 years, opened 25 company-operated stores, including 14 relocations, and 79 independently operated stores, including 23 relocations Relocating to Design Centers with smaller footprints, reflecting changes in consumer patterns • – Average Design Center opened in last 3 years is ~10,000 sq. ft. vs. ~16,000 sq. ft. • Targeting 40 new potential U.S. markets, with 7 currently under construction In past 5 years, Ethan Allen and independent operators have opened 70 stores outside North America, primarily relocations, in China, Europe, and the Middle East • 133 locations 23 locations 52 locations 15 Lifestyle Design Classic Design Neoclassical Design Retail

Innovative Global Home Furnishings Provider • From its roots as a manufacturer of high-quality home furnishings, Ethan Allen has matched its superior craftsmanship with over 1,500 interior designers and 300 Design Centers around the world Vertically integrated from concept through delivery, affording clients a value equation of style, quality, and price that is unique in the industry • U.S. (independent) 58 U.S. (company-operated) 137 International (independent) 97 International (company-operated) 7 16 Retail

Leading Interior Design Company Strengthening Interior Design Network • • • Leading interior design enterprise with 1,500 interior designers in North America Added entrepreneurial interior designers – 60% with entrepreneurial backgrounds Our interior designers directly interact with customers developing long-term client relationships and drive sales by leveraging the Company’s marketing and product programs together with their professional interior design service Expanded Interior Design Affiliate Program (IDA) with over 5,000 members Our network of interior designers provide opportunity to substantially increase business with existing retail network currently in place • • INTERIOR DESIGN NETWORK 17 Retail

Transformation Strategies – New Competitive Differentiation Offerings Unique product value • Complimentary Design Service – Design Centers staffed with professional designers, offering highly personalized, complimentary service from room planning to color selection • Diversity of Style – Ethan Allen draws inspiration from an array of cultural influences to create uniquely American furnishings in a variety of styles • Customization – Commitment to client’s personal style, including fabric and finish selection, trims and tapes, custom art, and soft goods • Superior Craftsmanship – All furnishings are constructed with care, one design element at a time. Ethan Allen leverages its vertically integrated platform and professional designers to create unique products and value for its clients. 18

Transformation Strategies - New Offerings From Fall 2014 to Spring 2016, Ethan Allen has been refreshing about 70% of its product offerings; we have completed Phases I, II and III through Fall of 2015. About 80% of our furniture products are customizable to match our clients’ unique style preferences. Phase I: Introduced Fall 2014 • • Introduced Casual Classics Introduction focused on relaxed finishes and comfort with relevant products for how people live today Phase II: Introduced Spring/Summer 2015 • Launched Romantic Classics with unique, stand-alone, timeless pieces New finishes, the injection of color and great forms create more fashion looks for the home; manufacturing centered around company’s U.S. workshops • 19

Transformation Strategies - New Offerings Phase III: In-Process Fall 2015 • Romantic Classics with influences inspired by European designs Taking inspiration from the classics and modernizing them for today’s living; continued focus on U.S. manufacturing • Phase IV: Implementing Spring 2016 • Casual Classics influenced by American designs Comfortable and affordable furniture and décor for relaxed lifestyles • 20 Coming Soon!

Transformation Strategies –Technology A key part of our repositioning has been to add technology throughout our business to create a dynamic omni-channel environment. This includes investing in our technological infrastructure–including digital, retail, manufacturing, finance, operations, warehousing, and logistics platforms–to seamlessly link information across our vertically integrated company. & Ecommerce • 21 Phical Stores Mobile Technology Kisoks Gaming Consoles Online Catalogs Social Media Computers Web Sites

Transformation Strategies –Technology & Ecommerce Ethan Allen’s Digital Strategy Objectives • Provide a rich branding experience for the consumer while introducing them to our interior design services and expansive product offerings that reflect today’s focus on fashion for the home. Drive traffic to our expansive brick-and-mortar network. • – With 200+ Design Centers in North America, about 70% of our target demographic is within easy driving distance an Ethan Allen Design Center. Clients who come into a Design Center and experience our personal design service have higher average tickets and are more likely to return. 90% of clients who visit Design Centers have been on our website. – – • Increasing ecommerce sales through our website redesign. – – Targeting both new and younger demographics, with a “buy it now” attitude We have streamlined the online custom offerings to make the buying process quick and easy. This creates an opportunity for incremental online sales that do not cannibalize the brick-and-mortar interior design service sales. – 22

Transformation Strategies - Accelerating Marketing Efforts In 2015 with our new merchandise now in place, Ethan Allen has been accelerating its marketing efforts • • • • • Launched Muses, a 328-page Coffee Table Book Sent Out About 30 Million Direct Mail Marketing Magazines Expanded Digital and Television Campaigns Social Media/Grassroots Marketing Design Center Projection 23

Transformation Strategies - Accelerating Marketing Efforts Direct Mail - Fall Issue, September 76 pages Direct Mail - Fall Issue, October 100 pages 24

Transformation Strategies - Accelerating Marketing Efforts Social Media Focus - The Muse blog, Facebook, Pinterest, Houzz, Twitter, Instagram, Google+, and YouTube 25

Transformation Strategies – Positive Views From Analysts of Strategy & Performance “We believe management has done an excellent job with the new product designs, which are still classic yet have a modern flair.” “We believe it will be a bumpy road for the next several quarters and that FY/17 will likely be the turning point for the company.” - Barrington Research, September 17, 2015 “We still believe that after completing phase three of its new product launch, Ethan Allen will be better positioned to grow in CY 2016 and beyond. Our constructive thesis is underpinned by Ethan Allen’s vertically-integrated operating model and leading in-home interior design capabilities.” - Raymond James, October 20, 2015 “Investments will create near-term margin headwinds for a couple more quarters but we see a brighter future ahead.” – Dougherty & Company, January 29, 2015 “Preparing to Phase out of Transition; we believe the Next Classics transition is on track and an important part of the strength cited in the month of June, we believe the transition impact could last another six months” - Nomura, July 28, 2015 “Although transition-associated margin headwinds will persist a bit longer, we are confident that after completing phase 3 of its new product launch (October/November 2015), Ethan Allen will be well positioned for long-term growth. So, our positive investment thesis remains, underpinned by Ethan Allen’s vertically-integrated operating model and its leading in-home interior design capabilities. Even with near-term choppy results, ETH’s current valuation offers a compelling risk/reward scenario, in our view.” – Raymond James, July 29, 2015 26

Strong Financial Profile • Strong Balance Sheet and Sound Fiscal Controls Allowed the Company to Weather the Great Recession Post Great Recession-Rebuilt Operating Performance Rapidly Despite Major Rebuilding and Repositioning of Vertically Integrated Enterprise Managed Cash While Executing Transformational Strategies Resumed Share Repurchases Maintained and Increased Dividends Issued Special Dividend Repositioned to Increase Leverage on Balance Sheet • • • • • • • Fiscal 2015 and 2016 - Major Transformation Positions the Company Accelerated Growth for 27

Financial Profile - Superior Performance $740 28 Adjusted Operating Margin 12.0% 10.0% 9.4% 9.3% 8.0% 6.0% 4.0% 2.0% 0.0% 2010 2011 2012 2013 2014 2015 ($ in 000's) Adjusted Operating Income $90 $75 $68.8 $74.3 $70.5 $60 $ 45 $30 $15 $- 2010 2011 2012 2013 2014 2015 5-Year CAGR 119.0% $51.8 $33.7 $1.4 9.9% 7.1% 5.0% 0.2% Gross Margin 54.5% 52.5% 50.5% 48.5% 46.5% 201020112012201320142015 ($ in 000's)Net Sales $7805-Year CAGR 5.0% $746.7 $754.6 $700 $660 $620 $580 $540 2010 2011 2012 2013 2014 2015 $729.4 $729.1 $679.0 $590.1 54.6% 54.4% 54.5% 53.5% 51.5% 47.5%

Financial Profile - Superior Performance Adjusted EBDITA 000's) $86.7 $1.47 29 GAAP EPS $2.954-Year CAGR 5.9% $2.45 $1.95 $1.45$1.27 $0.95 $0.45 -$0.05 -$0.55 -$1.05 -$1.55 Adjusted EPS $2.954-Year CAGR 24.9% $2.45 $1.95 $1.45 $0.95 $0.45 -$0.05 -$0.55 -$1.05 -$1.55 $1.71 $1.01 $1.11 $(1.53) 2010 20112012201320142015 $1.45$1.41 $1.31 $0.94 $0.58 $(0.15) 201020112012201320142015 ($ in $120 $100 $80 $60 $40 $20 201020112012201320142015 ($ in 000's)EBITDA $120 $100 $80 $60 $40 $20 201020112012201320142015 5-Year CAGR 27.1% $92.0$89.5 $70.4 $57.6 $27.0 5-Year CAGR 30.5% $87.3$81.3 $76.4 $68.3 $57.3 $21.5

Financial Profile - Superior Performance Cash Dividends Paid - Total 000's) Special Dividend 2011 2012 2013 2014 2015 30 Dividend Yield 2.0% 1.8% 1.6% 1.4% 1.2% 1.0% 0.8% 0.6% Regular Dividends Per Share $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 20112012201320142015 1.9% 1.6% 1.5% 1.0% 1.3% Increased 127.3%$0.50 $0.40 $0.36 $0.30 $0.22 ($ in $25 Total $60.7 Million Paid in Past 5 Years $20 $152013 Paid $0.50 $10 $5 $- 20112012201320142015 ($ in 000's)Net Operating Cash Flow $100 $90 $80 $70 $60 $50 $40 $30 20112012201320142015 Consistent cash flow generating $277.2 over five years $63.2$61.3$59.9 $37.7 $55.1

Financial Profile - Superior Performance 3.5x 3.0x 2.5x 2.0x 1.5x 1.0x 0.5x 0.0x $80 $70 $60 $50 $40 $30 $20 $10 $0 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 1.2x 1.0x 1 Free cash flow defined as Adj. EBITDA minus capital expenditures 0.8x 0.6x 0.4x 0.2x 0.0x 2011 2012 2013 2014 2015 31 1.0x 0.7x 0.3x NMNM Net debt / Adj. EBITDA $72.6$69.7 $67.7 $48.5$47.5 Free cash flow 1 2.9x 2.2x 1.5x 1.4x 0.9x Total debt / Adj. EBITDA

Review of Financial Opportunities Disciplined Capital Structure and Assets Enabled Us To Survive the Great Recession, When Many of Our Competitors Did Not. • Ethan Allen strategy of owning select real estate assets while maintaining a disciplined capital strategy ensured that Ethan Allen survived the Great Recession that devastated much of the cyclical furniture industry and led to the bankruptcy and demise of several major furniture industry competitors and very severe losses for surviving competitors Companies and brands that filed for protection under bankruptcy laws included Furniture Brands (Broyhill, Lane, Drexel, Thomasville), Robb & Stucky, Mastercraft, RoomStore, Bombay Company, Jennifer Convertibles, Z Gallerie, and Simmons Other competitors such as Pier 1, La-Z-Boy, and Bassett dropped more than 90% of their market values during the Great Recession. While Ethan Allen was very stressed by the Great Recession, we had the assets, resources, and management to weather it and then rebuild from it. • • • 32

Review of Financial Opportunities Consistent Financial Performance and Debt Strategies Prudent Capital and Debt Management • • • Paid down $210.4m of debt during the past 5 fiscal years Improved total leverage from fiscal 2010 of 9.6x to 1.0x in fiscal 2015 Improved net leverage from fiscal 2010 of 4.9x to -0.1x in fiscal 2015: Debt & Leverage History (millions) $250 10.0x 8.0x 6.0x 4.0x 2.0x - (2.0)x (4.0)x (6.0)x $200 $150 $100 $50 $0 6/2005 6/2006 6/2007 6/2008 6/2009 6/2010 6/2011 6/2012 6/2013 6/2014 6/2015 Total debt Leverage ratio Leverage ratio = total debt / EBITDA 33 $203 $203 $203 $199 $207 $13 $165 $155 $131 $131 $78

Review of Financial Opportunities - Real Retail Real Estate: Estate Strategies • 53 Design Centers owned after selling and repositioning 38 properties, realizing about $67.2m in net sale proceeds 17 Design Centers subject to land leases 74 Design Centers leased from third parties Current average size of 16,000 sq. ft. Average size of 23 new locations opened in last three years is 10,500 sq. ft. (22 leased, 1 owned) • • • • Manufacturing and Distribution Real Estate: • 8 manufacturing facilities and 2 national distribution centers owned after consolidating and selling 20 facilities, realizing about $10.5m in net sale proceeds. • Ethan Allen currently has 29 retail service centers: 3 owned, 11 leased and 3PL service providers utilized for 15. 34

Review of Financial Opportunities - Real Estate Strategies • Transitioning Real Estate as Core Part of Our Strategy. Strategic repositioning requires flexibility to continue selling and repositioning existing Design Centers: – From larger legacy Design Centers, averaging about 16,000 sq. ft., to smaller locations, averaging 10,500 sq. ft. From suburban destination locations to more urban lifestyle center locations From owned or long-term store leases to shorter 5-10 year term leases – – • Financial Engineering Real Estate Adds Large Financial Cost and Risk. Sale/leaseback or REIT financial engineering is not right for Ethan Allen: – Imposes substantial, new, long-term lease costs, significantly eroding future profits and cash flows Risks cost-control efficiencies in cyclical markets Unlike borrowings against real estate, a lease cannot be paid off early – – 35

Review of Financial Opportunities - Real Estate Strategies • Capital Structure Permits Our Real Estate Strategy. New proposed $250 million debt financing leverages owned properties: – Utilizing owned properties as collateral permits strategic repositioning of real estate footprint Financially engineered sale-leaseback type transactions would significantly restrict Ethan Allen in continuing our strategic repositioning of our retail footprint – • Real Estate Asset Values and Financings. Ethan Allen believes that it is monetizing its real estate for the benefit of capital returns our stockholders and for consistency with the flexibility required for our repositioning strategies. Real Estate used as collateral for debt allows debt to be repaid, and then real estate can be collateralized again for future debt issuances. 36

Review of Financial Opportunities The proposed $250m senior term credit facility, along with the $115m senior asset-based facility provides Ethan Allen with significant financial flexibility to execute its strategic plan, including providing a substantial capital return to stockholders, without imprudently leveraging Ethan Allen in a cyclical industry. Ethan Allen also expects to maintain average cash liquidity of about $190 million, consistent with fiscal prudence as well as credit agreement requirements and rating agency expectations. Pro forma capitalization ($mm) Cash, equiv. & marketable securities 3 $95.00 $95.00 $115mm RC due 2019 $35mm TL A due 2019 New $250mm long-term debt Capital leases & other debt 40 34.4 - 2.3 -40 -34.4 250 - - 250 2.3 -% -% 24.38% 0.22% -x -x 2.79x 0.03x Adj. leverage (3.0x)1 $161.65 $337.25 2.86x Market equity as of 10/30/152 $773.14 $773.14 75.40% 8.64x Adj. EBITDA $89.50 $89.50 1 Defined as (total debt + 3.0x rent expense) / Adj. EBITDAR; rent expense of $28.3mm per FY 2015 10-K 2 Based on share price of $27.21 and 28.4mm shares outstanding 3 As of September 30, 2015 37 Total capitalization $873.50 $1,025.44100.00% 11.46x Enterprise value $77 8.50 $93 0.44 10.40x Net leverage($18.30) $157.30 1.76x Total debt $76.70 $25 2.30 24.60% 2.82x As of September 30, 2015 Amount Adj. Pro forma% Capx Adj. EBITDA

Review of Financial Opportunities Proposed $250m Debt. Ethan Allen is evaluating a $250m debt financing, subject to market conditions. • Secured by substantially all of Ethan Allen real estate and other intangible assets Refinance our outstanding indebtedness and be layered along with our $115 million asset-based lending facility • • Pro forma leveraged Pro forma for this transaction, Ethan Allen would be prudently with ability to pay down debt impact on EPS would be an incremental increase in net • interest cost of $8 million, or $0.18 per share 38

Review of Financial Opportunities Ethan Allen Capital Return Strategies-In the past 5 fiscal years, Ethan Allen has used internally generated cash to repurchase shares ($20.6m), pay dividends ($60.7m), make store acquisitions and support capital expenditures ($96.3m), and make substantial debt repayments ($210.4m). Ethan Allen has a long and consistent record of applying excess cash flow to provide common stock dividends, special dividends, and capital returns: $30 20.0% $25 15.0% $22 $20 10.0% $15 3.5% $10 5.0% 3.1% 2.9% 2.7% 2.6% $10 1.8% 1.7% $5 0.0% 2009 2010 2011 2012 2013 2014 2015 7/1/1996 9/1/1997 11/1/1998 1/1/2000 3/1/2001 5/1/2002 7/1/2003 9/1/2004 11/1/2005 1/1/2007 3/1/2008 5/1/2009 7/1/2010 9/1/2011 11/1/2012 1/1/2014 3/1/2015 39 $10.00 $1.00 $0.10 $0.01 $24 $23 $12 $20 $19 Dividend $ per Share Dividend $ per Share Capital Expenditures & Acquisitions and % Sales

Focus on Shareholder Returns • Long and consistent history of returning value to stockholders, including payments of Regular and Special Dividends Total Dividends Paid $348.4 million • (millions) Annual Dividends Paid 40 2013 Paid $0.50 Special Dividend 2004 Paid $3.00 Special Dividend (millions) Last 5 Fiscal Years Capital expenditures $ 96.3 Debt repaid $ 210.4 $ 388.0 Since Going Public $ 740.2 $ 390.9 $ 2,028.6

Focus on Shareholder Returns • Long and consistent history of returning value to stockholders, including frequent Share Repurchases Total Share Repurchases $549.2 million • ( $ thousands ) Annual Share Repurchases $39.1 41 $90.0 $85.1 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $.9 $3.6 $.0 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $81.4 $69.7 $42.9 $46.5$43.5 $54.0 $16.5 $22.0 $30.5 $6.7 $2.6 $2.8 $1.3 (millions) Total shares issued 46.7 Shares outstanding 6/30/05 34.5 Shares outstanding 6/30/15 28.4 Cumulative share repurchases 18.3 39.2%

Focus on Shareholder Returns • Leveraging our strong operational performance to generate excess cash, which is returned to stockholders through special and ordinary dividends and stock buybacks. Share price valuation metrics have remained consistently on par with our furniture peers during major transformation. Positioned for the opportunity of trading at an expanded market premium as the transformation is completed. 20.0 15.0 10.0 5.0 0.0 • ETH BSET HVT LZB PIR RH WSM 100.0 80.0 • 60.0 40.0 20.0 0.0 ETH BSET HVT LZB PIR RH WSM Source Worldscope 42 June 30, 2015 Performance/Earnings June 30, 2015 Enterprise value/EBITDA

Shareholder Returns Total Shareholder Return • • Strong returns with opportunity for accelerated growth. New debt financing provides opportunity for increased shareholder returns. BSET Total 1 year Shareholder Return 110% 90% 70% 50% 30% WSM LZB RUSSELL 10% -10% -30% as of 6/30/2015, compound annual growth rate with dividends reinvested 43 ETH SP500 3000 RH HVT PIR

Shareholder Returns 44 Total 5 year Shareholder Return 60% 50% 40% 30% 20% 10% 0% as of 6/30/2015, compound annual growth rate with dividends reinvested Total 3 year Shareholder Return 60% 50% 40% 30% 20% 10% 0% -10% PIR as of 6/30/2015, compound annual growth rate with dividends reinvested BSET LZB WSM RUSSELL SP500 3000 ETH PIR HVT RH BSET LZB HVT WSM RUSSELL SP500 3000 RH ETH

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Stronger EPS and Dividend Yields Than Our Furniture Peers. Ethan Allen’s vertical integration provides greater operating leverage than our furniture peers. $3.00 2.5% PIR 45 Dividend Yield 2.0% ETH LZB 1.5% HVT 1.0% RH BSET 0.5% WSM 0.0% 20112012201320142015 Source Worldscope GAAP EPS $5.00 $4.00 ETH LZB PIR HVT $2.00 RH BSET WSM $1.00 $0.00 -$1.00 Worldscope 20112012201320142015 Source

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Higher Gross Margins Than Our Furniture Peers. Ethan Allen’s vertical integration, with a strong manufacturing and retail base, enables Ethan Allen to maintain consistently higher gross margins than our furniture peers. Gross Margin 60.0% 55.0% ETH LZB PIR HVT RH BSET WSM 50.0% 45.0% 40.0% 35.0% 30.0% 25.0% 20.0% 2011 2012 2013 2014 2015 Source Worldscope 46

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Higher EBITDA Margins Than Our Furniture Peers. Ethan Allen’s merchandising and vertical integration structure, along with prudent financial management, enables Ethan Allen to maintain a consistently higher EBITDA margin than our furniture peers. 10.0% BSET Source Worldscope 47 EBITDA Margin 16.0% 14.0% 12.0% ETH LZB 8.0% PIR 6.0% HVT RH 4.0% 2.0% WSM 0.0% -2.0% -4.0% -6.0% 20112012201320142015

Opportunity for Increased Shareholder Returns ($, millions except per share) Opportunity Scenarios As sumptions : FY2015 reflects adjusted results , excluding one-time nonrecurring charges . Opportunity scenarios exclude one-off special adjustments and are normalized annual opportunities ; quarterly results are affected by many factors including seasonality. The Opportunity Scenarios are not intended to be projections but rather hypothetical outcomes that show the sensivity of results to certain variables . Actual results will depend on externa l macroeconomic conditions and other factors , including future decisions by the company and the risk factors dis closed in the company's SEC filings . 48 A B C D 800 55.0% 900 55.5% 1,066 56.0% 1,200 56.5% 354 44.3% 385 42.8% 437 41.0% 478 39.9% 86 10.7% 114 12.7% 160 15.0% 200 16.6% 3 83 3 111 3 157 3 197 53 $ 1.83 28.8 70 $ 2.45 28.8 100 $ 3.46 28.8 125 $ 4.34 28.8 F 2015 754.6 54.5% 340.7 45.1% 70.5 9.3% 5.6 64.9 41.2 $ 1.41 29.2 Net sales Gross margin "Peak" F 2006 1,066.4 50.7% Operating expenses % of NS 394.1 37.0% Operating income % of NS 146.9 13.8% Net interest & other Pretax income 4.6 142.3 Net income Diluted EPS Wtd avg shares 88.3 $ 2.59 34.1

Good Corporate Governance We Continue to Implement Important Corporate Changes • • • Implemented Non-Binding Vote on Executive Compensation – 2011 Eliminated Shareholder Rights Plan – 2012 At the 2013 Annual Meeting, implemented an number of significant changes: – – – – Appointed Lead Director Eliminated classified board terms Approved the recoupment/claw back of executive compensation in certain circumstances. Imposed a number of restrictions on Board and Management stock ownership – ownership and holding requirements, no hedging/pledging, no director loans Management options cannot be repriced Implemented additional restrictions on Board tenure and other Board appointments – – • 5 of the Company’s 6 independent directors have joined the Board since 2010 – Dr. Schmotter joined the Board as a new member in 2010, Mr. Dooner in 2011, Mr. Carlson in 2013, and Mr. Esposito and Ms. Stacom in 2015 • At 2015 Annual Meeting, vote on eliminating the requirement that Business Combinations be approved by a majority of the Continuing Directors 49

Good Corporate Governance Independent Board. All members of our Board are independent directors, with exception of our Chairman of the Board who is also the Chief Executive Officer Independent Board Committees. All members of our Committees are independent directors Independent Executive Sessions. Required Committee Authority to Retain Independent Advisors. All fees and expenses paid by the Company Audit Committee Policies and Procedures Audit Committee Financial Expert. All members of Audit Committee are financial experts No Stockholder Rights Plan (poison pill). Was allowed to expire on May 31, 2012 No Cumulative Voting Eliminated Classified Board. Eliminated at the 2013 Annual Meeting Annual Advisory Vote on Executive Compensation. In place since 2011 • • • • • • • • • • 50 Published Governance Guidelines. On our website at ethanallen.com/governance.

Good Corporate Governance Independent and Engaged Board Skilled, Diversified and Engaged Board. Best practices in good governance. • Refreshed Board: – – – 83% (5 of 6) of independent directors new in past five years. 50% (3 of 6) of independent directors new in past three years. 33% (2 of 6) of independent directors new in past one year. • Directors received +93% of “For” voting support at 2014 annual stockholder meeting. • In fiscal year 2015, there was 100% attendance by each director at each of the four regularly scheduled Board of Directors meetings, five regularly scheduled Audit Committee meetings, two regularly scheduled Compensation Committee meetings, and two regularly scheduled Nominations Committee meetings. 51

Good Corporate Governance Executive Compensation Initiatives Strong Say on Pay Support. At our 2014 Annual Meeting of Stockholders, 95% of our stockholders voted in support of Ethan Allen management in a "Say On Pay" vote. Background of 2015 Employment Agreement • The Compensation Committee recognized that the substantial debt financing that provides capital returns for stockholders would subject the Company to higher financial demands and a debt placement process that the Compensation Committee believed would require a clear long-term commitment of the Chief Executive Officer The Chief Executive Officer voluntarily capped his compensation in fiscal 2013, 2014 and 2015 • Emphasis on Performance-Based Incentives For CEO – Reflects Alignment With Stockholders and CEO’s Confidence In Future Performance • In September 2015, Ethan Allen entered into a new employment and incentive package with its Chief Executive Officer, which provides for 70% performance-based and “at risk” incentives and long-term performance stock awards based on Ethan Allen achieving future adjusted operating income and adjusted operating income per share targets established by the Board. Ethan Allen believes that this strong compensation emphasis on future performance, to a meaningful degree exceeding many of its peers, demonstrates a very strong alignment with our long-term stockholders’ and is a statement of confidence in Ethan Allen’s future by our Chief Executive Officer. • 52

Sandell Proxy Contest Observations Ethan Allen has been Engaged with Sandell, with over 23 Interactions. Ethan Allen Has Maintained Communication with Sandell. Ethan Allen invited Sandell to attend our annual investor conference, which they choose not to attend. Ethan Allen advised Sandell of the Board’s plans to appoint a leading retail or e-commerce executive to the Board of Directors. The Company offered to hold scheduled periodic business sessions with them–and invite other major stockholders–to explore important topics of direction for Ethan Allen. Sandell Does Not Demonstrate Understanding of our Business Model. Prior to our first meeting, Sandell had never visited one of our Design Centers or manufacturing plants to understand our facilities or their locale. They do not understand our vertically integrated business model nor our competitive model. Concede Or “We’ll take over the Company” Ethan Allen was given ultimatum to concede to Sandell despite their offering board nominees who would not provide additional value – they did not have manufacturing experience, marketing experience, or operating experience. Their entire focus was that we either sell the Company or that Mr. Kathwari take it private with Sandell as a partner. 53 Sandell has presented no credible plan or analysis to create value for all stockholders.

Setting the Record Straight Realized 67.2 million in net sale proceeds by selling 38 properties sale-leaseback the reduces that flexibility joined the Board in the past five years 54 Sandell Claim Fact Ethan Allen should monetize its real estate through a sale-leaseback or other alternatives and return the proceeds to stockholders •Ethan Allen has effectively managed its real estate assets. •The Company needs to maintain flexibility to manage its assets, a •The proposed $250 million debt facility will be collateralized by real estate assets The Company’s stock price performance has lagged behind its peer group •The Company’s stock price has traded in line with its peers and the Russell 3000 for index the past five years, including the past 12 months. •On a multiple basis, Ethan Allen currently trades in line with its peers •The company expects to trade at a premium based on its leading operational performance as the increased revenue results from its current repositioning efforts are realized Farooq Kathwari is an “Imperial CEO” •The Company has six independent directors and five of the six have •There is a Lead Director in place •CEO is a hands-on CEO of a vertically integrated operating company. •Mr. Kathwari is the Company’s largest stockholder and his interests and compensation are completely aligned with all stockholders

Setting the Record Straight performance-based incentives with about 70% “at risk” 55 Sandell Claim Fact The Company has poor Corporate Governance Policies •No classified Board terms •Independent Committees of the Board with established policies •No Stockholders Rights Plan •No cumulative voting •Board and management stock ownership requirements with holding periods and trade restrictions •Eliminating requirement that Business Combinations be approved by majority of Continuing Directors at the 2015 Annual Stockholder Meeting Mr. Kathwari’s compensation is not aligned with performance •Recently approved Compensation package includes strong •Includes no increase in total compensation •Long-term incentives are tied to achieving future adjusted operating income targets •Long-term compensation plan with Mr. Kathwari is important to: employee relations; maintaining continuity during the current repositioning; entering the debt market; and for proper alignment with stockholder interests

Setting the Record Straight order and require a more hands-on approach to client interaction special and regular dividends and share repurchases 56 Sandell Claim Fact Ethan Allen is falling behind its competitors in the use of its website for ecommerce opportunities •80% of the Company’s furniture products are custom made to •90% of all clients access product and Company information online, before coming into a Design Center •70% of our demographic base lives within driving distance of our over 200 North American Design Centers •Our Web strategy is designed to complement the personal service of our interior designers and generate online sales •Online transactions are up 30% and conversion rates are up 22% in fiscal 2015 Special dividends are not in the interest of stockholders, and the Company should do a share repurchase •Ethan Allen has returned $897.6 million to stockholders through •Dividends are quicker and more certain return than share repurchases and reward long-term stockholders •Dividends do not impact market liquidity and share float. The Company has repurchased 40% of its outstanding shares since going public; further significant reductions may impact market liquidity •The Company expects to continue to pay regular dividends and effect share repurchases through its announced 2.5 million share open market program

Sandell has not brought value to others with its real estate strategies. Ethan Allen questions whether the Sandell managers are appropriate long-term stewards for stockholders. Bob Evans and Brookdale Senior Living stock performance has dropped significantly since Sandell announced their holdings and later becoming part of their boards. 57 Sandell is not providing value to their targeted companies and has no track record of benefiting the long-term interests of Ethan Allen stockholders.

Sandell Source – SEC 13-f filings; Sandell Asset Management Corp, Sandell Investment Services, LLC 58 Sum of (x $1000) Reporting Date Holding 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 HOSPIRA $25,890 $27,781 HUDSON CITY BANCORP INC $10,171 $3,503 $3,641 $3,791 $3,735 HUMANA INC $16,068 INTERNATIONAL PAPER CO $16,370 IRON MTN INC $11,685 $7,866 ISHARES TR $66,987 $99,807 $87,390 JDS UNIPHASE CORP $48,161 $33,530 $37,571 $24,935 KAPSTONE PAPER AND PACKAGING $21,879 Kythera Biopharmaceuticals $13,444 LA QUINTA HOLDINGS INC $37,912 $16,155 MENS WEARHOUSE INC $23,843 $28,444 $16,128 $15,079 MERITOR INC $41,073 $65,640 $43,918 $50,901 $21,024 $19,439 MOTORCAR PARTS OF AMERICA $15,738 $13,853 MYERS INDS INC $8,459 MYLAN NV $14,515 NATIONAL OILWELL VARCO INC $401 $406 OIL STS INTL INC $36,196 $20,856 OM GROUP INC $13,108 OMNICARE INC $773 PARTNERRE LTD $21,031 PHARMACYCLICS INC $23,035 PROTECTIVE LIFE CORP $3,991 $19,641 QEP RESOURCES INC $24,582 $25,790 $26,548 $17,440 $15,648 $12,102 REMY INTERNATIONAL INC $20,929 $18,061 RIO ALTO MINING LTD $8,556 RIVERBED TECHNOLOGY INC $6,534 $32,370 $33,024 SAFEWAY INC $3,371 SCHLUMBERGER LTD $3,538 $4,137 SEARS HLDGS CORP $11,964 SEMIGROUP CORP $37,115 $30,483 SHIRE PLC $34,366 SIGMA ALDRICH CORP $16,798 $22,719 $23,367 $27,407 SILVER BAY RLTY TR CORP $2,263 SPDR Trust Series 1 $66,875 $69,989 $70,455 $103,215 $165,606 SUNCOKE ENERGY PARTNERS LP $101 $127 SUNEDISON INC $37,275 $28,342 $29,078 $34,595 $24,594 SUPERVALU INC $29,210 $31,693 TALISMAN ENERGY INC $4,137 $20,358 TIBCO SOFTWARE INC $19,967 TIMKENSTEEL CORP $17,835 $17,000 $18,642 TMST $13,299 $12,142 TRANSCANADA CORP $36,749 TRAVELPORT WORLDWIDE LTD $823 $18,454 $11,172 TRW AUTOMOTIVE HOLDINGS CORP $23,109 $26,549 $27,516 TW TELECOM INC $33,806 VISTEON CORP $49,030 $47,000 $34,096 $50,670 WINDSTREAM CORP $20,240 YAHOO INC $7,213 $32,866 $39,578 $14,427 YRC WORLDWIDE INC $984 Grand Total $741,429 $668,116 $1,043,082 $1,105,788 $1,113,135 $1,034,467 Percent change from previous quarter -9.9% 56.1% 6.0% 0.7% -7.1% Sum of (x $1000) Reporting Date Holding 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 AARONS INC $23,348 $21,842 ACCELRYS INC $11,368 AKORN INC $28,422 ALLERGAN INC $23,072 $19,330 ALLY FINL INC $7,412 $3,702 ALTERA CORP $11,756 AMERICAN AIRLS GROUP INC $2,630 $536 American Eagle Energy Corp $6,072 $929 $269 AMERICAN REALTY CAPITAL PROPERTIES INC $158 $141 $16,344 ANN INC $14,467 APACHE CORP $901 $602 ARUBA NETWORKS $20,204 ASHFORD HOSPITALITY PRIME INC $15,799 $13,291 $10,540 $11,875 $11,579 ASHLAND INC NEW $10,097 $18,836 $12,921 $18,458 $21,389 AUXILIUM PHARMACEUTICALS INC $22,883 AVANIR PHARMACEUTICALS INC $1,971 $14,662 BEAM INC $34,722 BERRY PLASTICS GROUP INC $24,122 BLOCK H & R INC $22,006 $27,389 $29,747 BOB EVANS FARMS INC $81,747 $85,233 $91,271 $114,083 $98,980 $108,972 BROADCOM CORP - CL A $20,623 BROOKDALE SENIOR LIVING INC $14,240 $82,654 $95,757 $87,997 CATAMARAN CORP $16,577 CHENIERE ENERGY PARTNERS LP $18,938 $16,300 CIT Group Inc $38,446 $27,867 CITY NATIONAL CORP $726 $782 COEUR MNG INC $16 $10 COMPUTER SCIENCES CORP $20,735 COMPUWARE CORP $88,342 $82,060 $74,139 CONCUR TECHNOLOGIES INC $19,987 COVISINT CORP $5,452 $341 $2,938 CUBIST PHARMACEUTICALS INC $5,891 $29,189 CUMULUS MEDIA INC-CL A $16,157 $22,806 $9,686 $6,818 DEALERTRACK TECHNOLOGIES INC $13,261 DELEK US HOLDINGS INC $19,381 DIRECTV $1,879 $47,638 $47,737 $47,248 DOMTAR CORP $20,799 $5,510 DRESSER-RAND GROUP INC $18,806 $20,810 $19,331 $175 ENERGY TRANSFER EQUITY LP $96 EQUINIX INC $42,920 $17,756 ETHAN ALLEN INTERIORS $14,344 $27,753 FAMILY DOLLAR STORES $49,283 $38,183 $54,196 $5,288 FIDELITY NATIONAL FINANCIAL $21,984 FUSION-IO INC $3,332 GENERAL MTRS CO $25,967 $25,505 $32,488 $109,663 GOLAR LNG LTD BERMUDA $24,062 $15,906 HALLIBURTON CO $1,243 $1,450 HCC INSURANCE HOLDINGS INC $10,973 HERTZ GLOBAL HOLDINGS INC $23,375 $21,057 HOLOGIC INC $27,198 $26,334 $17,841 HOSPIRA $25,890 $27,781 Ethan Allen Is Long Term, Sandell is Short Term. Sandell reports annual holdings turnover excess of 100%.1 1. Source Thomson One

Company has Skilled & Relevant Board. Sandell Nominees are not additive and do not have the critical experience in key areas. 59 Ethan Allen Board Nominees Furniture Industry Experience CEO Level Experience Public Board Experience Experience managing a vertically integrated business Operating Experience Retail Experience E-Commerce Experience Finance Experience Real Estate Experience Marketing Expertise M. Farooq Kathwari Yes James B Carlson Yes Clinton A. Clark Yes John J. Dooner, Jr., Yes Domenick J. Esposito Yes James W. Schmotter Yes Tara I. Stacom Yes Sandell Board Nominees Edward Glickman Yes Kathy Herbert Yes Richard Mansouri Yes Annelise Osborne Yes Ken Pilot Yes Alex Wolf Yes

Farooq Kathwari Home Furnishings Industry Leader • • Chairman, President and CEO of the Company since 1988 Has extensive experience and knowledge of the history of the Company and the furniture industry as well as extensive experience in growing and managing a business Possesses insight into retailing, marketing, manufacturing, and strategic planning from experience with the Company as well as his broad experience with both for-profit and not-for-profit organizations, which has given him perspectives from other industries valuable to his service to the Company • CEO Stock Ownership: % of Outstanding Shares EXCLUDING STOCK OPTIONS As the Company’s largest stockholder, the Chairman & CEO’s interests are directly aligned with stockholders’ interests and is the best long-term partner for stockholders. 12% 10% 8% 6% 4% 2% 0% ETH BSET HVT LZB PIR RH WSM 60

JAMES B. CARLSON LEADER IN THE LEGAL AND FINANCIAL INDUSTRIES CHAIRMAN OF THE COMPENSATION COMMITTEE AND A MEMBER OF THE AUDIT COMMITTEE • • Independent Director of the Company since June 10, 2013 Currently a partner in the law firm Mayer Brown LLP. Past Partner-in-Charge of the firm's New York Office and served as the firm's Global Practice Leader Adjunct Professor at the New York University School of Law and Stern School of Business teaching: Securities and Capital Markets Regulation; Derivatives and Changing Regulation; and Microfinance and Access to Finance for the Global Poor Mr. Carlson brings extensive knowledge of corporate and financial strategies and is a highly regarded member of the legal and business communities • • CLINTON A. CLARK LEADER IN RETAIL AND CONSUMER INDUSTRIES CHAIRMAN OF THE AUDIT COMMITTEE • • Independent Director of the Company since June 30, 1989 Former Chairman, President and Chief Executive Officer of Long John Silver's Restaurants, Inc., Former President and Chief Executive Officer of The Children's Place, a retail children's apparel chain he founded in 1968 Mr. Clark's vast experience managing publicly traded companies, serving on public company boards, and his experience as an executive has provided the Company with a wealth of knowledge in strategic planning, corporate finance, compensation, and sales and marketing in consumer-related industries • 61

JOHN J. DOONER, JR. LEADER IN MARKETING AND STRATEGIC COMMUNICATIONS MEMBER OF THE COMPENSATION AND NOMINATIONS COMMITTEES • • Independent Director of the Company since January 26, 2011. Currently Chairman Emeritus of McCann World group, a company he formed in 1997, Former Chief Executive Officer of McCann World group, one of the world's largest marketing communications organizations Former Chief Executive Officer of McCann-Erickson Worldwide; Recently established The Dooner Group, a marketing communication consultancy Mr. Dooner’s CEO level experience at top global advertising agencies gives the company strategic guidance with the direction of all marketing, advertising, and communication activities • • DOMENICK J. ESPOSITO LEADER IN THE ACCOUNTING PROFESSION MEMBER OF THE AUDIT COMMITTEE • Currently a partner of the CPA firm CohnReznick LLP serving as the National Practice and Growth Director and prior to that was their Chief Operating Officer; Former Vice Chairman of BDO; Former Chief Executive Officer of Grant Thornton Former Member of the NASDAQ Listing and Qualifications Committee to the Board of Directors and recently served on the NASDAQ Listing and Qualifications Panel. Mr. Esposito’s vast experience in financial leadership positions, specifically with risk management and capital strategies, provides senior leadership and strategic skills to the Company • • 62

DR. JAMES W. SCHMOTTER LEADER IN HIGHER EDUCATION ADMINISTRATION LEAD DIRECTOR, CHAIRMAN OF NOMINATIONS COMMITTEE, MEMBER OF AUDIT COMMITTEE • • Director of the Company since April 20, 2010 President Emeritus of Western Connecticut State University, an institution he led eleven years as president; Former Dean of Western Michigan University's Haworth College of Business and the College of Business and Economics at Lehigh University; Former Chairman of the Board of Trustees of the Graduate Management Admission Council; Founding Vice Chair of the Board of the MBA Enterprise Corps His strong leadership and educational and governmental background provides key insight and experience in strategic planning and international/global issues to the Company • TARA I. STACOM • • LEADER IN REAL ESTATE AND FINANCIAL INDUSTRIES Director of the Company since September 29, 2015 Currently Executive Vice Chairman at Cushman & Wakefield, a worldwide commercial real estate firm; Currently serves on the Board of Trustees at Lehigh University; Currently a director of the Realty Foundation of New York and a member of the Real Estate Board of New York, serving on its Ethics Committee Honored with the Real Estate Board of New York's highest achievement: the 2011 Most Ingenious Deal of the Year (Henry Hart Rice Award), for the leasing of One World Trade Center Ms. Stacom's background provides the company with extensive knowledge of commercial real estate and finance • • 63

Strong Management Team Led by Veteran CEO The Company’s management team is comprised of individuals with vast industry knowledge and a proven track record, critical in a vertically integrated enterprise. The Company is led by Farooq Kathwari, Chairman, President and CEO who is surrounded by a cadre of experienced consumer, manufacturing, logistics, and retail industry veterans. The average industry experience of all our management is approximately 15 years, and it’s about 25 years for our Vice Presidents. 64 Pamela Bemus Vice President, Retail Division (19 years ) David R. Burton Vice President, Retail Division (11 years) Don Garrett Vice President, Case Goods Manufacturing (40 years) Craig Stout Vice President, Case Goods Merchandising (41 years) John S. Bedford II Vice President, Corporate Controller (7 years) Bridget DePasquale Vice President, Marketing Services (17 years) Daniel M. Grow Sr. Vice President, Business Development (6 years) Clifford Thorn Vice President, Upholstery Manufacturing (41 years) Cynthia Bero Vice President, Retail Division (23 years) John Durkott Vice President, Retail Division (2 years + 31 years as Ethan Allen licensee) Eric D. Koster Vice President, General Counsel and Secretary (2 years) Robin van Puyenbroeck Vice President, Business Development (1 year) Kathy Bliss Vice President, Retail Division (14 years) (Years = Years of Service) Amy Franks Vice President, Retail Division (18 years) Tracy Paccione Vice President, Merchandising (18 years) Corey Whitely Executive Vice President, Administration, Chief Financial Officer & Treasurer (27 years)

Ethan Allen Investor Presentation Executive Summary ICONIC BRAND – We differentiate ourselves from our competitors by leveraging our strong brand equity in creative and compelling ways that remind consumers of our tremendous range of home furnishing products, professional interior designer services, extraordinary craftsmanship, and extensive custom options. INTEGRATED VERTICAL MODEL, POSITIONED TO GROW – Since the Great Recession, the Company has refined its vertical structure with: an expanded North American manufacturing and logistics footprint; a strengthened retail network of 144 company-operated and 155 independently operated Design Centers; additional investments in technology, including improvements to our website; and through the accelerated introduction of new product offerings. THE IMPACT OF REINVENTION – As an 82-year-young company, we understand that reinvention and remaining relevant go hand in hand with long-term thinking and value creation. Short term, building two new plants and then changing 70% of our products in a short period of time has impacted our top-line growth and valuation; however, our rapid repositioning allows us increased opportunity to accelerate growth and enhance long-term shareholder value. STRONG OPERATING PERFORMANCE – Although our major transformation strategy is underway, we have been maintaining our leading operational performance. Ethan Allen has a long, consistent record of applying its excess cash flow to provide regular dividends, special dividends, and capital returns through share repurchases. STRONG CORPORATE GOVERNANCE / THE RIGHT BOARD AND MANAGEMENT – Strong corporate governance is good for our profitability, our talented and committed team, and our stockholders. As a group, we embrace our Leadership Principles, which define our commitment to excellence. They are points of the compass that guide us to achieve our full potential, both as individuals within the company and as stewards in the industry and for our stockholders. Shepherding the Company through change requires a strong Board and Management Team that understands our vertically integrated business and growth trajectory. In addition, our CEO is the Company's largest stockholder, and his interests are completely aligned with all other stockholders. 65

Disclaimers (Non-GAAP, Forward Looking, Safe Harbor) This presentation refers to certain non-GAAP information, which excludes the effects of restructuring, impairment, transition costs, and certain other items recorded during the periods presented. Reconciliations of this non-GAAP information to the most directly comparable GAAP measure are available in the addendum of this presentation and on our website, ethanallen.com. This presentation and related discussions should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended June 30, 2015 (the "2015 Form 10-K") and other reports filed with the Securities and Exchange Commission. This press release and related discussions contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about such matters as: our capital structure; future or targeted operational and financial performance; liquidity, capital and debt levels; strategic plans; transformation initiatives; the pending proxy contest, the impacts thereof and other possible changes in the composition of the Company's board of directors; stock repurchase and dividend plans; our intent to secure debt or other forms of financing; demand for our products; our position in markets we serve; and regional and global economic and industry market conditions and changes therein. Such forward-looking statements reflect management's current expectations concerning future events and results of the Company, and are subject to various assumptions, risks and uncertainties including specifically, and without limitation, those set forth in Part I, Item 1A "Risk Factors" of the 2015 Form 10-K. Accordingly, actual future events or results could differ materially from those contemplated by the forward-looking statements. The Company assumes no obligation to update or provide revision to any forward-looking statement at any time for any reason. Important Additional Information The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company`s stockholders in respect of the 2015 annual meeting. Ethan Allen has filed with the U.S. Securities and Exchange Commission a definitive proxy statement and an accompanying white proxy card in connection with the 2015 annual meeting (the "2015 proxy materials"). The 2015 proxy materials contain important information about the Company, its directors and executive officers, the 2015 annual meeting and related matters. Stockholders are strongly urged to read the 2015 proxy materials, any amendments and supplements thereto, and the accompanying white proxy card carefully. Stockholders will be able to obtain free copies of the 2015 proxy materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and on the company`s web site at http://www.ethanallen.com/en_us/investor-relations1.html. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the 2015 proxy materials.. 66

Non-GAAP reconciliation 2015 2014 2013 2012 2011 2010 2006 Operating income Special items Adjusted Operating income $ 65.9 4.6 $ 70.5 $ 69.6 4.7 $ 74.3 $ 60.4 8.4 $ 68.8 $ 49.7 2.1 $ 51.8 $ 31.9 1.8 $ 33.7 $ (11.7) 13.1 $ 1.4 $ 142.7 4.2 $ 146.9 Operating Margin Special items Adjusted Operating Margin 8.7% 0.6% 9.3% 9.3% 0.6% 9.9% 8.3% 1.1% 9.4% 6.8% 0.3% 7.1% 4.7% 0.3% 5.0% -2.0% 2.2% 0.2% 13.4% 0.4% 13.8% EPS Special items Adjusted EPS $ 1.27 0.14 $ 1.41 $ 1.47 (0.02) $ 1.45 $ 1.11 0.20 $ 1.31 $ 1.71 (0.77) $ 0.94 $ 1.01 (0.43) $ 0.58 $ (1.53) 1.38 $ (0.15) $ 2.51 0.08 $ 2.59 Net income Interest expense, net Income tax expense Depreciation and amortization EBITDA Special items Adjusted EBDITA $ 37.1 5.5 19.5 19.1 $ 42.9 7.0 19.5 17.9 $ 32.5 8.2 17.7 18.0 $ 49.7 8.5 (8.5) 18.6 $ 29.3 10.1 (2.9) 20.8 $ (44.3) 10.9 25.5 29.4 $ 85.7 9.1 52.4 21.6 81.3 8.2 $ 89.5 87.3 4.7 $ 92.0 76.4 10.3 $ 86.7 68.3 2.1 $ 70.4 57.3 0.3 $ 57.6 21.5 5.5 $ 27.0 168.8 4.2 $ 173.0 Return on Equity = current fiscal year net income / average of current and prior fiscal year-end shareholders' equity Return on Assets = (current fiscal year net income less after tax interest expense) / average of current and prior fiscal year-end total assets Return on Invested Capital = (current fiscal year net income less after-tax interest expense) / average of current and prior fiscal year-end totals of debt plus equity. Special items consist of restructuring, transition charges and certain other items. 67